UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 24, 2022
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.
On February 24, 2022, Planet Fitness, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021. The press release was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the Securities and Exchange Commission on February 24, 2022 (the “Original Form 8-K”). This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed by the Company solely to correct an error in its reconciliation of Segment EBITDA to Total Segment EBITDA table in the press release. The amount of Corporate and other segment EBITDA and resulting Total Segment EBITDA for the three months ended December 31, 2021 were incorrectly stated.
As corrected, the Company’s reconciliation of Segment EBITDA to Total Segment EBITDA was as follows for the three months ended December 31, 2021:

Three months ended December 31,
(in thousands)	2021
Segment EBITDA
Franchise	$49,320
Corporate-owned stores	14,032
Equipment	14,325
Corporate and other	(44,421)
Total Segment EBITDA	$33,256
The correction described above did not impact any other reported numbers or discussion elsewhere within the press release and except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.
Non-GAAP Financial Measures
We have disclosed Segment EBITDA as an important financial metric utilized by the Company to evaluate performance and allocate resources to segments in accordance with ASC 280, Segment Reporting. Please refer to the press release for additional discussion of Segment EBITDA.
In accordance with General Instruction B.2 of Form 8-K, the information in this Amendment No. 1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: February 24, 2022